UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
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FORM 8-K
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CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): September 19, 2025
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GITLAB INC.

(Exact name of Registrant as Specified in Its Charter)
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Delaware	001-40895	47-1861035
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Address Not Applicable[1]		Zip Code Not Applicable[1]
(Address of Principal Executive Offices)		(Zip Code)

 Registrant’s Telephone Number, Including Area Code: Not Applicable

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A Common Stock, par value $0.0000025 per share	GTLB	The Nasdaq Stock Market LLC
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).
Emerging growth company
☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.
☐

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1 We are a remote-only company. Accordingly, we do not maintain a headquarters. For purposes of compliance with applicable requirements of the Securities Act and Securities Exchange Act of 1934, as amended, any stockholder communication required to be sent to our principal executive offices may be directed to the agent for service of process at Corporation Service Company, 251 Little Falls Drive, Wilmington, Delaware 19808, or to the email address: reach.gitlab@gitlab.com.

Item 5.02.    Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officer; Compensatory Arrangements of Certain Officers.

As previously disclosed, Brian Robins resigned from his position as Chief Financial Officer and Interim Chief Accounting Officer of GitLab Inc. (the “Company”) effective as of September 19, 2025.

On September 19, 2025, the Board appointed James Shen as the Company’s Interim Chief Financial Officer and interim “principal financial officer”, effective as of September 20, 2025 (“Effective Date”).

Mr. Shen, age 35, currently serves as the Company’s Vice President, Finance and previously served in various roles in finance since January 2021. Prior, he served in various finance roles at Meta from August 2019 to January 2021, most recently as Corporate Finance Lead. From April 2016 to August 2019, Mr. Shen served in various finance roles, most recently as the SVP Finance, at Rainforest QA. Before that, Mr. Shen served in a variety of finance and investment related roles for GI Partners, a private equity firm, and Morgan Stanley, an investment bank. He holds a B.S. from the University of California, Berkeley, Haas School of Business.

There is no arrangement or understanding between Mr. Shen and any other persons, pursuant to which Mr. Shen was selected as an officer, no family relationships among any of the Company’s directors or executive officers and Mr. Shen, and Mr. Shen does not have any direct or indirect material interest in any transaction required to be disclosed pursuant to Item 404(a) of Regulation S-K.

In connection with his appointment as Interim Chief Financial Officer and interim “principal financial officer”, the Company will be providing additional compensation to Mr. Shen. Commencing on the Effective Date, Mr. Shen will receive an additional $10,000 per month for his interim position resulting in approximately $472,154 in annualized salary, will continue to be eligible to receive bonus compensation under the Company’s Bonus Plan with a target cash bonus of 30% of his base salary, and will continue to be eligible to participate in Company-sponsored benefits to the extent he is eligible pursuant to the terms of the Company’s benefit plans. In addition, Mr. Shen was granted a restricted stock unit award worth $500,000 of the Company’s Class A common stock (the “Shen RSUs”) that will vest quarterly over a two year period. The vesting of the Shen RSUs are subject to Mr. Shen’s continuous employment with the Company and other customary provisions to be set forth in an award agreement pursuant to the Company’s 2021 Equity Incentive Plan (the “Plan”). The Shen RSUs will be granted pursuant to and in accordance with the terms and conditions of the Plan, which was previously filed with the U.S. Securities and Exchange Commission (the “SEC”).

On September 19, 2025, the Board also appointed Simon Mundy as the Company’s Chief Accounting Officer and “principle accounting officer”, effective as of the Effective Date.

Mr. Mundy, age 41, has served as the Company’s Vice President, Corporate Controller since March 2023. From July 2021 to February 2023, Mr. Mundy was Senior Director, Accounting at Salesforce, Inc., following Salesforce’s acquisition of Slack Technologies, Inc. where he had been Assistant Controller from October 2018 to July 2021. From March 2016 to October 2018, Mr. Mundy held various accounting leadership roles at DocuSign, Inc. Prior thereto, Mr. Mundy worked in public accounting with PricewaterhouseCoopers. Mr. Mundy is a Chartered Accountant with the Institute of Chartered Accountants of Scotland and holds an inactive CPA license in California. He received a B.A. (Hons) from the University of Manchester, United Kingdom.

There is no arrangement or understanding between Mr. Mundy and any other persons, pursuant to which Mr. Mundy was selected as an officer, no family relationships among any of the Company’s directors or executive officers and Mr. Mundy, and Mr. Mundy does not have any direct or indirect material interest in any transaction required to be disclosed pursuant to Item 404(a) of Regulation S-K.

In connection with his appointment as Chief Accounting Officer and “principal accounting officer”, and commencing on the Effective Date, Mr. Mundy will receive an annual base salary of $370,000, will be eligible to receive bonus compensation under the Company’s Bonus Plan with a target cash bonus of 40% of his base salary, and will continue to be eligible to participate in Company-sponsored benefits to the extent he is eligible pursuant to the terms of the Company’s benefit plans. In addition, Mr. Mundy was granted a RSU award worth $700,000 of the Company’s Class A common stock (the “Mundy RSUs”) that will vest quarterly over a four year period. The vesting of the Mundy RSUs are subject to Mr. Mundy’s continuous employment with the Company and other customary provisions to be set forth in an award agreement pursuant to the Plan. The Mundy RSUs will be granted pursuant to and in accordance with the terms and conditions of the Plan.

Mr. Mundy will also enter into the Company’s standard form of officers’ indemnification agreement with the Company, pursuant to which the Company agrees to indemnify its officers to the fullest extent permitted by applicable law and subject to certain conditions to advance expenses in connection with proceedings as described in the indemnification agreement. The form of indemnification agreement is attached as Exhibit 10.1 to the Company’s Registration Statement on Form S-1 (File No. 333-259603), filed with the SEC on September 17, 2021.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GitLab Inc.

Dated: September 23, 2025	By:	/s/ William Staples
William Staples
Chief Executive Officer